TOTAL RETURN FUND


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

               The date of this prospectus is February 19, 1999

                                   CONTENTS

OVERVIEW OF THE TOTAL RETURN FUND

o     What is the Total Return Fund?
      oo  Objective
      oo  Primary Investment Strategies
      oo  Primary Risks
o     Who should consider buying the Total Return Fund?
o     How has the Total Return Fund performed?
o     What are the fees and expenses of the Total Return Fund?

THE TOTAL RETURN FUND IN DETAIL

o     What  are  the  Total  Return  Fund's  objective,  principal    investment
      strategies and principal risks?
o     Who manages the Total Return Fund?

BUYING AND SELLING SHARES

o     How and when does the Fund price its shares?
o     How do I buy shares?
o     Which class of shares is best for me?
o     How do I sell shares?
o     Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

o     What about dividends and capital gain distributions?
o     What about taxes?
o How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

                      OVERVIEW OF THE TOTAL RETURN FUND

                        What is the Total Return Fund?

Objective      The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Primary
Investment
Strategies     The  Fund  allocates  its  assets among  stocks,  bonds and money market instruments based upon its views on market conditions, the relative values of these asset classes, and economic trends. The percentage of assets allocated to each asset class is flexible rather than fixed. On a regular basis, the Fund reviews and determines whether to adjust the asset allocations. Because the Fund's focus is on high, "long term" total return, a significant portion of the Fund's assets has historically been allocated to stocks. Once the target allocation for stocks has been set, the Fund uses fundamental research and analysis to determine which particular stocks to purchase or sell. The Fund decides how to invest the assets allocated to bonds by first considering the outlook for the economy and interest rates and thereafter the financial strength of particular issuers.

Primary
Risks While a diversified portfolio of stocks, bonds and money market instruments is generally regarded as having less risk than a portfolio invested exclusively in stocks, it is nevertheless subject to market risk. Both stocks and bonds fluctuate not only as a result of company-specific developments but also with market conditions, economic cycles, and interest rates. The Fund may invest in below investment grade bonds ("high yield" or "junk bonds"). These bonds provide a higher yield but fluctuate more than investment grade bonds because of their speculative nature and their potential lack of liquidity. There are times when the value of bonds and stocks may decline simultaneously, such as when interest rates rise. The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                       Who should consider buying the Total Return Fund?

               The Total Return Fund may be used as a core holding of an investment portfolio. While every investor should consider an asset allocation strategy that meets his or her own needs, the Fund can be used as a stand-alone investment by an investor who does not want to make his or her own asset allocation decisions. It may be appropriate for you if you:

               .     Are seeking total return,
               .     Are  willing  to  accept   a  moderate  degree  of   market
                     volatility, and
               .     Have a  long-term investment  horizon  and are able to ride out market cycles.

                   How has the Total Return Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

[BAR CHART OF CHANGES IN PERFORMANCE OF CLASS A SHARES FROM 1990 TO 1998, WITH FOLLOWING PLOT POINTS:

     1991                21.51%
     1992                -1.00%
     1993                 7.18%
     1994                -3.45%
     1995                26.71%
     1996                10.62%
     1997                18.08%
     1998                16.20%

During the periods shown, the highest quarterly return was 11.79% (for the quarter ended June 30, 1997) and the lowest quarterly return was -4.95% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Lehman Brothers Government/Corporate Bond Index ("Government/Corporate Bond Index"). This table assumes that the maximum sales charge or CDSC was paid. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The Government/Corporate Bond Index is an index which includes Treasury obligations, obligations of U.S. agencies, and investment grade corporate bonds. The indices do not take into account fees and expenses that an investor would incur in holding the securities in the indices. If they did so, the returns would be lower than those shown.

                                                 Inception        Inception
                                                 Class A Shares   Class B Shares
                          1 Year*   5 Years*     (4/24/90)        (1/12/95)

Class A Shares             8.90%    11.73%        9.98%            N/A
Class B Shares            11.33     N/A           N/A              16.58%
S&P 500 Index             28.34     24.55        19.53             30.41
Government/Corporate
  Bond Index               9.47      7.30         9.13**           10.19***
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 4/30/90 to 12/31/98.
*** The average annual total return shown is f or the period 1/1/95 to 12/31/98.

           What are the fees and expenses of the Total Return Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  -------         -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4%**

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                                  DISTRIBUTION                     TOTAL
                                                  AND SERVICE                   ANNUAL FUND
                                  MANAGEMENT        (12B-1)         OTHER        OPERATING          FEE               NET
                                    FEES (1)        FEES (2)       EXPENSES     EXPENSES (3)     WAIVER (1)        EXPENSES (3)
                                  ----------      ------------     --------     ------------     ----------        ------------

Class  A  Shares  ...........       1.00%             0.30%         0.35%          1.65%            0.25%             1.40%
Class  B  Shares  ...........       1.00              1.00          0.35           2.35             0.25              2.10


*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.
(1) For the fiscal year ended September 30, 1998, the Adviser waived Management Fees in excess of 0.75% for the Fund. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.75% for a period of twelve months commencing on February 1, 1999.
(2) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and 3) the Fund's operating expenses remain the same, except for year one which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   ONE YEAR  THREE YEARS   FIVE YEARS  TEN YEARS
                                   --------  -----------   ----------  ---------
If you redeem your shares:
Class A shares                     $759       $1,090       $1,444      $2,438
Class B shares                      613        1,010        1,433       2,492*

If you do not redeem your shares:
Class A shares                     $759       $1,090       $1,444      $2,438
Class B shares                      213          710        1,233       2,492*

*Assumes conversion to Class A shares eight years after purchase.

                       THE TOTAL RETURN FUND IN DETAIL

     What  are  the  Total  Return  Fund's   objective,   principal   investment
strategies, and risks?

OBJECTIVE: The Fund seeks high, long-term total investment return consistent with moderate investment risk.

PRINCIPAL INVESTMENT STRATEGIES: The Fund allocates its assets among stocks, bonds, and money market instruments. The percentage of the portfolio that is allocated to any one class of assets is flexible rather than fixed. On a regular basis, the Fund reviews and determines whether to adjust its asset allocations based upon its views on market conditions, the relative values of the asset classes and economic trends. The Fund may allocate up to 25% of its net assets to high yield bonds. These are bonds that are below investment grade. Investment grade bonds are those that are rated among the four highest ratings categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. Because the Fund's focus is on high, "long-term" total return, a significant portion of the Fund's assets has historically been allocated to stocks. The stock allocation typically has been 50% or more of the Fund's portfolio.

Once the asset allocation for stocks has been set, the Fund uses fundamental research and analysis to determine which particular stocks to purchase or sell. In selecting stocks, the Fund looks for companies that have a mix of strong management, solid financial condition, and above-average earnings growth potential.

Once the target allocation for bonds has been set, the Fund determines how this percentage should be allocated among different types of bonds based upon the outlook for the economy and interest rates. If the outlook for the economy is positive, the Fund would normally allocate more to high yield, below-investment grade bonds to secure additional income and potential capital appreciation. If the outlook for the economy is negative, the Fund would normally allocate more to investment grade or Treasury bonds. The duration of the bond portion of the portfolio would be determined by the interest rate outlook. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. In selecting bonds, the Fund considers a variety of factors, including the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength.

While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S.

The Fund sells a security if its fundamentals have deteriorated or if it is necessary to rebalance the portfolio. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of owning the Total Return Fund:

MARKET RISK: The Fund's portfolio is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. High yield bonds behave like bonds at times and like stocks at times. Like other bonds, high yield bonds tend to decline in value when interest rates rise. Like stocks, however, high yield bonds generally decline in value when the economy deteriorates.

While stocks and bonds may react differently to economic events, and thereby provide a more balanced return, there are times when stocks and bonds both may decline in value simultaneously. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

ASSET ALLOCATION RISK: The Fund may allocate assets to investment classes which underperform other classes. For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but BBB-rated bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

LIQUIDITY: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

FOREIGN  ISSUERS:   Foreign  investments  involve  additional  risks,  including political instability, government regulation and differences in financial reporting standards.

FREQUENT TRADING: The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                      Who manages the Total Return Fund?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended September 30, 1998, FIMCO received advisory fees of 0.75% of the Fund's average daily net assets, net of waiver.

The Fund is managed by a team of portfolio managers who collectively make the initial allocation decisions among stocks, bonds and money market instruments:
Patricia D. Poitra, Nancy W. Jones and Clark D. Wagner. Ms. Poitra, Director of Equities, manages the equity portion of the Fund; Ms. Jones manages the fixed income corporate securities portion of the Fund; Mr. Wagner manages the government securities and money market portion of the Fund. Each member of the team is also responsible for the management of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

In addition to the investment risks of the Year 2000 which are discussed above, the ability of FIMCO and its affiliates to price the Fund's shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Fund. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                          BUYING AND SELLING SHARES

                 How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Standard Time ("E.S.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

                             How do I buy shares?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan.
Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., E.S.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                    Which class of shares is best for me?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                          Class A Shares

Your investment           Sales Charge as a percentage of
                          -------------------------------
                      offering price        net amount invested

Less than $25,000            6.25%                    6.67%
$25,000-$49,999              5.75                     6.10
$50,000-$99,999              5.50                     5.82
$100,000-$249,999            4.50                     4.71
$250,000-$499,999            3.50                     3.63
$500,000-$999,999            2.50                     2.56
$1,000,000 or more              0*                       0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                             Class B Shares

             Year of Redemption
             ---------------                    CDSC as a Percentage of Purchase
                                                   Price or NAV at Redemption
                                                   --------------------------

             Within the 1st or 2nd year..........                4%
             Within the 3rd or 4th year..........                3
             In the 5th year.....................                2
             In the 6th year.....................                1
             Within the 7th year and 8th year....                0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment and over time may cost you more than paying the initial sales charge for Class A shares.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES, SEE THE SECTION ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?" IN THIS PROSPECTUS.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                            How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

     . Contacting your Representative who will place a redemption order for you;

     .     Sending  a  written   redemption   request  to  Administrative   Data
           Management  Corp.,  ("ADM")  at  581  Main  Street,   Woodbridge,  NJ
           07095-1198;

     . Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

     . Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual.
For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

   Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                               ACCOUNT POLICIES

             What about dividends and capital gain distributions?

To the extent that it has net investment income, the Fund will declare and pay dividends from net investment income on a quarterly basis. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of the Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in the Fund. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in the Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                              What about taxes?

Any dividends or capital gains distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, or 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by the Fund are taxed to you as long-term capital gain, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

How do I obtain a complete explanation of all account privileges and policies?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                  ----------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA
                  ----------------------------------------------------------------------------------------------------------------

                                  INCOME FROM INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS FROM
                                  ---------------------------------                           -----------------------



                       NET ASSET
                        VALUE                        NET REALIZED
                       ---------         NET         AND UNREALIZED   TOTAL FROM         NET          NET
                       BEGINNING     INVESTMENT     GAIN (LOSS) ON   INVESTMENT     INVESTMENT     REALIZED
                       OF PERIOD       INCOME         INVESTMENTS    OPERATIONS       INCOME        GAINS     TOTAL DISTRIBTUIONS
--------------------- ------------- ------------- ---------------- -------------- -------------- ----------- ---------------------

TOTAL RETURN FUND
-----------------
CLASS A
-------
1/1/94 - 12/31/94......    $11.88        $.21           $(.62)          $(.41)           $.19        $.39          $.58
1/1/95 - 12/31/95......     10.89         .39            2.50            2.89             .37         .44           .81
1/1/96 - 12/31/96......     12.97         .39             .97            1.36             .41        1.12          1.53
1/1/97 - 12/31/97......     12.80         .26            2.04            2.30             .28        1.08          1.36
1/1/98 - 09/30/98......     13.74         .23             .43             .66             .13          --           .13

CLASS B
-------
1/12/95* - 12/31/95....     10.90         .25            2.54            2.79             .33         .44           .77
1/1/96 - 12/31/96......     12.92         .32             .94            1.26             .34        1.12          1.46
1/1/97 - 12/31/97......     12.72         .21            1.97            2.18             .19        1.08          1.27
1/1/98 - 09/30/98......     13.63         .17             .41             .58             .08          --           .08

   * Date Class B shares were first offered.
  ** Calculated without sales charges.
   + Annualized.
  ++ Net of expenses waived or assumed.

                                                                13

  --------------------------------------------------------------------------------------------------------------------

                                          R A T I O S / S U P P L E M E N T A L D A T A
  --------------------------------------------------------------------------------------------------------------------

                                                     RATIO TO AVERAGE NET
                                                        ASSETS BEFORE
                                 RATIO TO AVERAGE    EXPENSES WAIVED OR
                                  NET ASSETS ++            ASSUMED
                                 ----------------    --------------------


   NET ASSET                                                 NET                     NET      PORTFOLIO
      VALUE        TOTAL       NET ASSETS                 INVESTMENT             INVESTMENT   TURNOVER
      END        RETURN**     END OF PERIOD   EXPENSES      INCOME     EXPENSES    INCOME       RATE
   OF PERIOD        (%)       (IN MILLIONS)      (%)         (%)         (%)         (%)         (%)
  --------------------------------------------------------------------------------------------------------------------

      $10.89         (3.45)       $ 51         1.63        1.91        1.88        1.66         124
       12.97         26.71          55         1.58        3.08        1.83        2.83         135
       12.80         10.62          57         1.53        2.93        1.78        2.68         146
       13.74         18.08          67         1.49        1.94        1.74        1.69         149
       14.27          4.76          73         1.42+       2.15+       1.65+       1.92+        111



       12.92         25.74           0.3       2.41+       2.24+       2.67+       1.98+        135
       12.72          9.86           1         2.32        2.14        2.49        1.97         146
       13.63         17.24           3         2.19        1.24        2.44         .99         149
       14.13          4.25           4         2.12+       1.45+       2.35+       1.22+        111

 [FIRST INVESTORS LOGO]

TOTAL RETURN FUND

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Fund for a fee (including the Fund's reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                     (Investment Company Act File No:
                                     First Investors Total Return Fund 811-5690)